UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St. Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands
(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500
(Registrant’s telephone numbers, including area codes)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

LyondellBasell Industries N.V. (the “Company”) held its Annual General Meeting of Shareholders on May 24, 2017. Shareholders voted on and approved each of the matters set forth below.

Proposal 1

The election of eleven directors to serve as members of the Supervisory Board until the annual meeting of shareholders in 2018 was approved based on the following votes:

	FOR	AGAINST	WITHHOLD	BROKER NON- VOTES
Robert G. Gwin	337,899,398	4,333,013	2,510,448	13,445,039
Jacques Aigrain	343,460,303	771,483	511,073	13,445,039
Lincoln Benet	343,923,332	694,364	125,163	13,445,039
Jagjeet S. Bindra	343,802,456	138,425	801,978	13,445,039
Robin Buchanan	342,982,427	1,253,628	506,804	13,445,039
Stephen F. Cooper	343,064,180	1,552,267	126,412	13,445,039
Nance K. Dicciani	343,281,333	1,289,518	172,008	13,445,039
Claire S. Farley	344,500,369	114,871	127,619	13,445,039
Isabella D. Goren	343,605,306	626,318	511,235	13,445,039
Bruce A. Smith	343,569,014	954,022	219,823	13,445,039
Rudy van der Meer	343,131,482	1,486,246	125,131	13,445,039

Proposal 2

The adoption of the Company’s Dutch statutory annual accounts, as prepared in accordance with Dutch law, for the year ended December 31, 2016 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
356,617,361	99,643	1,470,894

Proposal 3

The discharge from liability of members of the Management Board was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
342,571,736	917,609	1,253,514	13,445,039

Proposal 4

The discharge from liability of members of the Supervisory Board was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
342,552,204	935,820	1,254,835	13,445,039

Proposal 5

The appointment of PricewaterhouseCoopers N.V. as auditors who will audit the Dutch statutory annual accounts was approved based on the following votes:

FOR	AGAINST	ABSTAIN
354,801,096	3,253,603	133,199

Proposal 6

The ratification of the Company’s selection of PricewaterhouseCoopers LLP as independent registered public accountants was approved based on the following votes:

FOR	AGAINST	ABSTAIN
354,804,064	3,255,030	128,804

Proposal 7

The ratification and approval of the dividends declared by the Management Board, acting with the approval of the Supervisory Board, in respect of the 2016 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
357,674,623	55,116	458,159

Proposal 8

An advisory resolution on executive compensation was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
329,855,953	14,124,397	762,509	13,445,039

Proposal 9

An advisory resolution on the frequency of shareholder votes on say-on-pay. A majority of shareholders voted for “1 Year”:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
319,217,450	149,503	25,221,161	154,745	13,445,039

Based on these results, the Supervisory Board has determined that the Company will continue to hold an advisory vote on executive compensation every year.

Proposal 10

The approval of the authority of the Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of the Company’s shares was approved based on the following votes:

FOR	AGAINST	ABSTAIN
355,490,824	1,572,359	1,124,715

Proposal 11

The re-approval of the Long-Term Incentive Plan for purposes of Section 162(m) was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
337,737,433	6,784,449	220,977	13,445,039

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: May 31, 2017	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President